Summary Prospectus dated June 1, 2023

Parametric Volatility Risk Premium - Defensive Fund

Class / Ticker     Class I / EIVPX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 1, 2023, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/ppafunddocuments, email a request to contact@eatonvance.com, call 1-800-260-0761, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.49%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing in a base portfolio that is generally comprised of an approximately equal mix of equity securities and money market instruments. The Fund writes (sells) call options on the S&P 500® Index, a broad-based U.S. stock market index, and/or a substitute for the S&P 500® Index (the “S&P 500® Index” or the “Index”) on substantially the full value of the Fund’s equity securities. The Fund also writes (sells) put options on the S&P 500® Index or a substitute for such Index on substantially the full value of the Fund’s money market instrument holdings.

The Fund employs a top-down, disciplined and systematic investment process that seeks to take advantage of the volatility risk premium, i.e., the tendency for volatility priced into an option to be higher, on average, than the volatility actually experienced on the securities underlying the option. Actual, or realized, options volatility may be higher or lower than anticipated. The Fund will generally write short tenor call and put options, typically with initial maturity of six weeks or less, and that are “out of the money” at the time of the initiation. That is, the exercise price of the call options sold generally will be above the current price level of the Index when written and the exercise price of put options sold generally will be below the current price level of the Index when written. Put and call options will normally: be held until expiration when they will expire worthless; be settled by a cash payment from the Fund; or be closed through an offsetting position. The Fund’s expected performance is defensive when compared to a long-only equity portfolio. The investment process is periodically reevaluated and may be adjusted to ensure that the process is consistent with the Fund’s investment objective and strategies.

The Fund generally seeks to implement its options strategy so that its options contracts qualify as “section 1256 contracts” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Under the Code, capital gains and losses on section 1256 contracts are generally recognized annually based on the marked-to-market value of open options positions at tax year end, with gains or losses treated as 60% long-term and 40% short-term, regardless of the holding period. The Fund intends to limit the overlap between its stock holdings and the S&P 500® Index to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. As discussed below, straddles generally are subject to disadvantageous treatment under the Code.

The Fund’s equity investments consist of a diversified portfolio of common stocks that seeks to approximate the pretax total return performance of the S&P 500® Index. The Fund’s money market instrument investments consist primarily of U.S. Treasury securities with a maximum remaining maturity of one year or less and may also include high grade investments with effective maturities of one year or less, including commercial paper issued by banks and corporations. The Fund may also invest in an affiliated investment company that invests in money market instruments. High-grade instruments are rated A or higher by a rating agency or deemed to be of comparable quality by the investment adviser. The Fund’s asset allocation mix between equities and money market instruments is rebalanced periodically. The Fund may also lend its securities.

In selecting the Fund’s equity investments, the portfolio managers employ a disciplined and systematic investment process to invest in a diversified portfolio of common stocks with risk and return characteristics in aggregate similar to those of the S&P 500® Index. The Fund may engage in a systematic program of tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) in its equity portfolio.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Option Strategy Risk. The Fund’s option strategy seeks to take advantage of, and its effectiveness is dependent on, a general excess of option price-implied volatilities for the S&P 500® Index over realized index volatilities. This market observation is often attributed to an excess of natural buyers over natural sellers of S&P 500® Index options. There can be no assurance that this imbalance will apply in the future over specific periods or generally. It is possible that the imbalance could decrease or be eliminated by actions of investors, including the Fund, that employ strategies seeking to take advantage of the imbalance, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Parametric Volatility Risk Premium - Defensive Fund	2	Summary Prospectus dated June 1, 2023

S&P 500® Index Risk. Calls and puts written by the Fund will be based on the S&P 500® Index or a substitute for the S&P 500® Index. In the case of the S&P 500® Index, returns realized on the Fund’s call and put positions over each roll cycle will be determined primarily by the performance of the S&P 500® Index. If the S&P 500® Index appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss. A substitute for the S&P 500® Index represents share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500® Index. The value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the S&P 500® Index. Certain index substitute options do not qualify as “section 1256 contracts” and disposition of such index substitute options utilized will likely result in short-term or long-term capital gains or losses, depending on the holding period. An index substitute reflects the underlying risks of the S&P 500® Index and index substitute options are subject to the same risks as S&P 500® Index options.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

U.S. Treasury Securities.  U.S. Treasury securities (“Treasury Securities”) are obligations of the U.S. Treasury that differ in their interest rates, maturities and times of issuance. Treasury Securities include any security or agreement collateralized or otherwise secured by Treasury Securities. As a result of their high credit quality and market liquidity, U.S. Treasury securities generally provide a lower current return than obligations of other issuers.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR historically has been used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Parametric Volatility Risk Premium - Defensive Fund	3	Summary Prospectus dated June 1, 2023

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Tax Risk. Only options on certain designated qualified trading markets qualify for treatment as “section 1256 contracts,” on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. To implement its options program most effectively, the Fund may sell index options that do not qualify for treatment as “section 1256 contracts.” Gains or losses on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, generally, would be treated as short-term gains or losses. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gains or losses on positions in a straddle are subject to special (and generally disadvantageous) tax rules.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Rules-Based Management Risks. The sub-adviser uses proprietary investment techniques and analyses in making investment decisions for the Fund, seeking to achieve its investment objective while minimizing exposure to security-specific risk. The strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the sub-adviser, utilizing a rules-based process and systematic rebalancing. A systematic investment process is dependent on the sub-adviser’s skill in developing and maintaining that process. The Fund’s strategy has not been independently tested or validated, and there can be no assurance that it will achieve the desired results.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser and sub-adviser, if applicable, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Parametric Volatility Risk Premium - Defensive Fund	4	Summary Prospectus dated June 1, 2023

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual total return compares with that of broad-based securities market indices and a blended index. Effective April 29, 2022, the Fund’s Institutional Class shares were redesignated as Class I shares. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2017 through December 31, 2022, the highest quarterly total return was 10.58% for the quarter ended June 30, 2020, and the lowest quarterly return was -16.08% for the quarter ended March 31, 2020. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2022 to March 31, 2023) was 5.48%.

Average Annual Total Return as of December 31, 2022	One Year	Five Years	Life of Fund
Return Before Taxes	-8.65%	4.84%	5.72%
Return After Taxes on Distributions	-10.01%	4.30%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	-3.73%	3.88%	4.64%
Cboe S&P 500 BuyWrite Indexsm (reflects no deduction for fees, expenses or taxes)	-11.37%	2.73%	3.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	11.01%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	1.21%
Blended Index (reflects no deduction for fees, expenses or taxes)*	-8.25%	5.73%	6.40%

*The Blended Index consists of 50% S&P 500® Index and 50% ICE BofAML 3-Month U.S. Treasury Bill Index, rebalanced monthly.

The Fund commenced operations on February 9, 2017. Effective April 29, 2022, the Fund’s Institutional Class shares were redesignated as Class I shares. ICE® BofAML® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Thomas Lee, Chief Investment Officer at Parametric, has managed the Fund since its inception in February 2017.

Thomas C. Seto, Head of Investment Management at Parametric, has managed the Fund since its inception in February 2017.

Alex Zweber, Managing Director of Investment Strategy at Parametric, has managed the Fund since April 2021.

Parametric Volatility Risk Premium - Defensive Fund	5	Summary Prospectus dated June 1, 2023

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 534439, Pittsburgh, PA 15253-4439, or by calling 1-800-260-0761. The minimum initial purchase or exchange into the Fund is $1,000,000 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24588 6.1.23	© 2023 Eaton Vance Management

Parametric Volatility Risk Premium - Defensive Fund	6	Summary Prospectus dated June 1, 2023